EXHIBIT 99.1

Rovi Corporation 2830 De La Cruz Blvd. Santa Clara, CA 95050

ROVI CORPORATION REPORTS THIRD QUARTER 2015 FINANCIAL RESULTS

SANTA CLARA, Calif.--(BUSINESS WIRE) - October 28, 2015 - Rovi Corporation (NASDAQ:ROVI) today reported financial results for the third quarter ended September 30, 2015.
The Company reported third quarter revenue of $114.9 million, a decrease of 11% compared to $128.6 million in the third quarter of 2014. Third quarter 2015 Loss from continuing operations, net of tax, was $18.5 million, compared to $6.6 million Loss from continuing operations, net of tax, for the third quarter of 2014. Third quarter Diluted loss per share from continuing operations was $0.22, compared to $0.07 Diluted loss per share from continuing operations in the third quarter of 2014. After taking into consideration discontinued operations, the Company reported third quarter Net loss of $18.5 million, compared to a Net loss of $7.0 million for the same quarter of 2014. Third quarter Diluted loss per share was $0.22, compared to $0.08 Diluted loss per share in the third quarter of 2014.
On a Non-GAAP basis, third quarter Non-GAAP Net Income was $23.9 million, compared to $38.6 million in the third quarter of 2014, and third quarter Non-GAAP Diluted Income Per Share was $0.29, compared to $0.42 in the third quarter of 2014.
Non-GAAP Net Income and Non-GAAP Diluted Income Per Share are defined below in the section entitled “Non-GAAP Information.” Reconciliations between GAAP and Non-GAAP results from operations are provided in the tables below.
“During the third quarter, Rovi continued to advance its IP license renewal negotiations with the major North American service providers, including signing an extension to our longstanding license agreement with Time Warner Cable. We also recently renewed our relationship with Sky, a leading European entertainment company serving 21 million customers. Both deals are significant accomplishments for our IP licensing business. We are focused on closing the remaining large IP licensing agreements and are committed to resolving negotiations in a manner that will provide the greatest value for Rovi stockholders,” said Tom Carson, President and CEO of Rovi.
Business Outlook
Rovi continues to anticipate fiscal year 2015 revenue of $500 million to $530 million and non-GAAP diluted income per share of $1.35 to $1.60. The low-end of the range assumes no new customer revenues are recognized in the fourth quarter of 2015.
Conference Call Information
Rovi management will host a conference call today, October 28, 2015, at 2:00 p.m. PT/5:00 p.m. ET to discuss the financial results. Investors and analysts interested in participating in the conference are welcome to call (866) 621-1214 (or international +1-706-643-4013) and reference conference ID 32240816. The conference call can also be accessed via live webcast in the Investor Relations section of Rovi's website at http://www.rovicorp.com/.
A telephonic replay of the conference call will be available through November 3, 2015 and can be accessed by calling 1-800-585-8367 (or international +1-404-537-3406) and entering conference ID 32240816. A replay of the audio webcast will be available on Rovi Corporation's website shortly after the live call ends and will remain on Rovi Corporation's website until its next quarterly earnings call.

Non-GAAP Information
Rovi Corporation provides Non-GAAP information to assist investors in assessing its current and future operations in the way that its management evaluates those operations. Non-GAAP Net Income, Non-GAAP Diluted Income Per Share, Non-GAAP COGS, Non-GAAP Research and Development Expenses, Non-GAAP Selling, General and Administrative Expenses, Non-GAAP Total OpEx and Non-GAAP Total COGS and OpEx are supplemental measures of the Company's performance that are not required by, and are not presented in accordance with GAAP. Non-GAAP information is not a substitute for any performance measure derived in accordance with GAAP.
Non-GAAP Net Income is defined as GAAP income (loss) from continuing operations, net of tax, adding back non-cash items such as equity-based compensation, amortization of intangibles, amortization or write-off of note issuance costs, non-cash interest expense recorded on convertible debt under Accounting Standards Codification (“ASC”) 470-20 (formerly known as FSP APB 14-1), mark-to-market fair value adjustments for interest rate swaps and discrete tax items including reserves; as well as items which impact comparability that are required to be recorded under GAAP, but that the Company believes are not indicative of its core operating results such as changes in the fair value of contingent consideration, gains from the release of Sonic payroll tax withholding liabilities related to a stock option review, transaction, transition and integration costs, contested proxy election costs, restructuring and asset impairment (benefit) charges, payments to note holders and for expenses in connection with the early redemption or modification of debt and gains on sale of strategic investments. While depreciation expense is a non-cash item, it is included in Non-GAAP Net Income as a reasonable proxy for capital expenditures.
Non-GAAP Diluted Income Per Share is calculated using Non-GAAP Net Income.
Non-GAAP COGS is defined as GAAP cost of revenues excluding equity-based compensation and transition and integration expenses.
Non-GAAP Research and Development Expenses is defined as GAAP research and development expenses excluding equity-based compensation and transition and integration expenses.
Non-GAAP Selling, General and Administrative Expenses is defined as GAAP selling, general and administrative expenses excluding equity-based compensation, contested proxy election costs, changes in the fair value of contingent consideration, and transaction, transition and integration expenses.
Non-GAAP Total OpEx is defined as the sum of GAAP research and development and selling, general and administrative expenses, depreciation and gain on sale of patents excluding equity-based compensation, contested proxy election costs, changes in the fair value of contingent consideration, and transaction, transition and integration expenses.
Non-GAAP Total COGS and OpEx is defined as GAAP Total Operating costs and expenses, excluding equity-based compensation, contested proxy election costs, changes in the fair value of contingent consideration, amortization of intangible assets, restructuring and asset impairment (benefit) charges, and transaction, transition and integration expenses.
The Company's management has evaluated and made operating decisions about its business operations primarily based upon Non-GAAP Net Income and Non-GAAP Diluted Income Per Share. Management uses Non-GAAP Income and Non-GAAP Diluted Income Per Share as measures as they exclude items management does not consider to be “core costs” or “core proceeds” when making business decisions. Therefore, management presents these Non-GAAP financial measures along with GAAP measures. For each such Non-GAAP financial measure, the adjustment provides management with information about the Company's underlying operating performance that enables a more meaningful comparison of its financial results in different reporting periods. For example, since Rovi Corporation does not acquire businesses on a predictable cycle, management excludes amortization of intangibles from acquisitions, transaction costs and transition and integration costs in order to make more consistent and meaningful evaluations of the Company's operating expenses. Management also excludes the effect of restructuring and asset impairment (benefit) charges, expenses in connection with the early redemption or modification of debt and gains on sale of strategic investments. Management excludes the impact of equity-based compensation to help it compare current period operating expenses against the operating expenses for prior periods and to eliminate the effects of this non-cash item, which, because it is based upon estimates on the grant dates, may bear little resemblance to the actual values realized upon the future exercise, expiration, termination or forfeiture of the equity-based compensation, and which, as it relates to stock options and stock purchase plan shares, is required for GAAP purposes to be estimated under valuation models, including the Black-Scholes model used by Rovi Corporation. Management excludes non-cash interest expense recorded on convertible debt under ASC 470-20, mark-to-market fair value adjustments for interest rate swaps, caps, foreign currency collars, and discrete tax items including reserves as they are non-cash items and not considered “core costs” or meaningful when management evaluates the Company's operating expenses. Management reclassifies the current period benefit or cost of the interest rate swaps from gain or loss on interest rate swaps and caps, net to interest expense in order for interest expense to reflect the swap rates, as these instruments were entered into to control the interest rate the Company effectively pays on its debt.
Management is using these Non-GAAP measures to help it make budgeting decisions, including decisions that affect operating expenses and operating margin. Further, Non-GAAP financial information helps management track actual performance relative to financial targets. Making Non-GAAP financial information available to investors, in addition to GAAP financial information, may also help investors compare the Company's performance with the performance of other companies in our industry, which may use similar financial measures to supplement their GAAP financial information.
Management recognizes that the use of Non-GAAP measures has limitations, including the fact that management must exercise judgment in determining which types of charges should be excluded from the Non-GAAP financial information. Because other companies, including companies similar to Rovi Corporation, may calculate their non-GAAP financial measures differently than the Company calculates its Non-GAAP measures, these Non-GAAP measures may have limited usefulness in comparing companies. Management believes, however, that providing Non-GAAP financial information, in addition to GAAP financial information, facilitates consistent comparison of the Company's financial performance over time. The Company provides Non-GAAP financial information to the investment community, not as an alternative, but as an important supplement to GAAP financial information; to enable investors to evaluate the Company's core operating performance in the same way that management does. Reconciliations between historical and Non-GAAP results of operations are provided in the tables below.
About Rovi Corporation
Rovi is leading the way to a more personalized entertainment experience. The Company’s pioneering guides, data, and recommendations continue to drive program search and navigation on millions of devices on a global basis. With a new generation of cloud-based discovery capabilities and emerging solutions for interactive advertising and audience analytics, Rovi is enabling premier brands worldwide to increase their reach, drive consumer satisfaction and create a better entertainment experience across multiple screens. The Company holds over 5,000 issued or pending patents worldwide and is headquartered in Santa Clara, California. Discover more about Rovi at Rovicorp.com.
Forward Looking Statements
All statements contained herein, including the quotations attributed to Mr. Carson, that are not statements of historical fact, including statements that use the words “will,” “believes,” “anticipates,” “estimates,” “expects,” “intends” or similar words that describe the Company's or its management's future plans, objectives, or goals, are “forward-looking statements” and are made pursuant to the Safe-Harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, the Company's estimates of future revenues, earnings and expenses, business strategies, anticipated contract signings, and stock repurchases.
Such forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to be materially different from the historical results and/or from any future results or outcomes expressed or implied by such forward-looking statements. Such factors include, among others, the risks associated with the Company’s ongoing sales reorganization, adverse rulings in litigations such as Netflix, the Company's ability to successfully execute on its strategic plan and customer demand for and industry acceptance of the Company's technologies and integrated solutions. Such factors are further addressed in the Company's Quarterly Report on Form 10-Q for the period ended September 30, 2015 and such other documents as are filed with the Securities and Exchange Commission from time to time (available at www.sec.gov). The Company assumes no obligation, except as required by law, to update any forward-looking statements in order to reflect events or circumstances that may arise after the date of this release.

Investor Contacts

Peter Halt, CFO
Rovi Corporation
+1 (818) 295-6800

Peter Ausnit, VP IR
Rovi Corporation
+1 (818) 565-5200
Peter.Ausnit@RoviCorp.com

ROVI BUSINESS AND OPERATING HIGHLIGHTS:

IP Licensing:

•
Worldwide, approximately 181 million subscription Pay-TV households either use a Rovi guide or use a guide under a license from Rovi. Excluding pre-paid Pay-TV licensees, total Rovi Pay-TV subscribers were approximately 131 million.

•	Rovi entered into a short-term extension of its existing Interactive Program Guide License and Distribution Agreement and Patent License Agreement with Time Warner Cable Inc.

•	In October, Sky, which serves 21 million customers across Italy, Germany, Austria, Ireland, and the UK, signed an agreement that extended its longstanding IP license with Rovi.

•
LG Uplus Corporation (LG U+), a South Korean cellular carrier owned by the LG Group, Korea's fourth largest conglomerate and parent company of the consumer electronics giant, entered into an entertainment discovery patent license agreement with Rovi.

Discovery:

•	Approximately 19 million subscription Pay-TV households use Rovi’s cable television set-top box and digital terminal adapter (DTA) guide products.

•	Rovi and Nuance Communications, Inc. entered into a joint initiative to deliver an end-to-end solution for conversational entertainment discovery.

•
Rovi launched Rovi Conversation Services support for Spanish, making Rovi Conversation Services the first natural language conversational search solution available for the world’s second most spoken language.

•	CÜR Media, a streaming music service provider, plans to launch with Rovi Search, Recommendation and Conversation Services.

•	Rovi’s Fan TV mobile app launched on Android and is available in the Google Play store.

•	In October, Rovi’s Personalized Discovery Solution earned the Content Innovation Award for TV Technology in the category of Content Discovery.

Metadata:

•	Panasonic Avionics Corporation licensed Rovi’s metadata to manage an advanced programming guide for its global inflight television service, eXTV.

•	A leading Internet search provider will use Rovi Video for Russia and also took the option to license up to 11 additional countries.

•	Launched Rovi Consume in Europe to provide links to streaming content for 18 popular over-the-top (OTT) catalogs. Rovi Consume now supports more than 85 popular OTT catalogs worldwide.

Analytics:

•
Signed agreement to incorporate viewing data from a major service provider into Rovi’s Ad Optimizer for a leading cable network family, enabling the networks to sell their television advertising inventory as data-driven audiences.

•	Continuing commercial deployments and trials of our Rovi Ad Optimizer and Promo Optimizer solutions with service providers and major broadcast and network families.

Other:

•	Eddy W. Hartenstein was elected to Rovi’s Board of Directors.

•	Michael Hawkey joined Rovi as senior vice president and general manager of the Discovery business group.

ROVI CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
Revenues	$114,882	$128,582	$376,727	$408,094
Costs and expenses:
Cost of revenues, excluding amortization of intangible assets	24,608	23,437	78,407	81,973
Research and development	23,945	25,369	79,087	79,859
Selling, general and administrative	32,148	33,172	110,002	105,576
Depreciation	4,280	4,256	13,098	13,207
Amortization of intangible assets	19,189	20,158	57,789	58,178
Restructuring and asset impairment charges	218	2,722	1,757	8,404
Gain on sale of patents	—	(500)	—	(500)
Total costs and expenses	104,388	108,614	340,140	346,697
Operating income from continuing operations	10,494	19,968	36,587	61,397
Interest expense	(11,348)	(13,962)	(35,421)	(40,721)
Interest income and other, net	586	—	1,089	1,835
Loss on interest rate swaps	(11,787)	(229)	(17,106)	(7,565)
Loss on debt extinguishment	(2,695)	(5,159)	(2,815)	(5,159)
Loss on debt modification	—	(3,775)	—	(3,775)
(Loss) income from continuing operations before income taxes	(14,750)	(3,157)	(17,666)	6,012
Income tax expense	3,708	3,458	12,924	13,658
Loss from continuing operations, net of tax	(18,458)	(6,615)	(30,590)	(7,646)
Loss from discontinued operations, net of tax	—	(417)	—	(56,291)
Net loss	$(18,458)	$(7,032)	$(30,590)	$(63,937)
Basic loss per share:
Continuing operations	$(0.22)	$(0.07)	$(0.36)	$(0.08)
Discontinued operations	—	(0.01)	—	(0.62)
Basic loss per share	$(0.22)	$(0.08)	$(0.36)	$(0.70)
Weighted average shares used in computing basic loss per share	82,404	91,468	85,297	91,975
Diluted loss per share:
Continuing operations	$(0.22)	$(0.07)	$(0.36)	$(0.08)
Discontinued operations	—	(0.01)	—	(0.62)
Diluted loss per share	$(0.22)	$(0.08)	$(0.36)	$(0.70)
Weighted average shares used in computing diluted loss per share	82,404	91,468	85,297	91,975

See notes to the Condensed Consolidated Financial Statements in our Quarterly Report on Form 10-Q.

ROVI CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)

	September 30, 2015	December 31, 2014
ASSETS	(unaudited)
Current assets:
Cash and cash equivalents	$65,177	$154,568
Short-term marketable securities	82,608	183,074
Accounts receivable, net	66,398	83,514
Deferred tax assets, net	10,435	18,553
Prepaid expenses and other current assets	16,004	12,851
Total current assets	240,622	452,560
Long-term marketable securities	141,706	131,378
Property and equipment, net	32,726	37,227
Intangible assets, net	405,817	463,348
Goodwill	1,343,706	1,343,652
Other long-term assets	19,254	17,225
Total assets	$2,183,831	$2,445,390

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued expenses	$59,882	$83,208
Deferred revenue	18,927	18,399
Current portion of long-term debt	7,000	302,375
Total current liabilities	85,809	403,982
Taxes payable, less current portion	8,757	10,100
Deferred revenue, less current portion	12,001	15,722
Long-term debt, less current portion	969,180	804,557
Long-term deferred tax liabilities, net	75,816	80,751
Other long-term liabilities	38,563	24,014
Total liabilities	1,190,126	1,339,126
Stockholders' equity:
Preferred stock	—	—
Common stock	131	131
Treasury stock	(1,163,386)	(1,013,218)
Additional paid-in capital	2,408,312	2,339,817
Accumulated other comprehensive loss	(5,603)	(5,307)
Accumulated deficit	(245,749)	(215,159)
Total stockholders’ equity	993,705	1,106,264
Total liabilities and stockholders’ equity	$2,183,831	$2,445,390

See notes to the Condensed Consolidated Financial Statements in our Quarterly Report on Form 10-Q.

ROVI CORPORATION AND SUBSIDIARIES
REVENUE BY SEGMENT
(In thousands)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
Intellectual Property Licensing Revenues:
Service Provider	$45,890	$48,671	$144,344	$148,513
Consumer Electronics	11,630	19,203	47,927	64,971
Total Intellectual Property Licensing Revenues	57,520	67,874	192,271	213,484

Product Revenues:
Service Provider	48,117	49,226	149,440	152,038
Consumer Electronics	5,825	5,755	16,586	17,442
Other	3,420	5,727	18,430	25,130
Total Product Revenues	57,362	60,708	184,456	194,610

Total Revenues	$114,882	$128,582	$376,727	$408,094

ROVI CORPORATION AND SUBSIDIARIES
REVENUE BY SALES VERTICAL
(In thousands)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
Service Provider	$94,007	$97,897	$293,784	$300,551
Consumer Electronics	17,455	24,958	64,513	82,413
Other	3,420	5,727	18,430	25,130
Total Revenues	$114,882	$128,582	$376,727	$408,094

ROVI CORPORATION AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL INFORMATION
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
GAAP Loss from continuing operations, net of tax	$(18,458)	$(6,615)	$(30,590)	$(7,646)
Amortization of intangible assets	19,189	20,158	57,789	58,178
Restructuring and asset impairment charges	218	2,722	1,757	8,404
Equity-based compensation	8,328	9,658	31,044	31,818
Contested proxy election costs	—	—	4,346	—
Transaction, transition and integration expenses	—	1,099	—	2,938
Reduction of contingent consideration liability for Veveo acquisition	(860)	—	(860)	—
Amortization of note issuance costs	579	725	1,889	2,627
Amortization of convertible note discount	2,897	3,521	8,573	10,364
Mark-to-market (gain) loss related to interest rate swaps	10,592	(485)	14,039	6,020
Loss on debt extinguishment	2,695	5,159	2,815	5,159
Loss on debt modification	—	3,775	—	3,775
Release of Sonic payroll tax withholding liabilities related to stock option review	—	—	—	(1,182)
Income tax (benefit) expense (1)	(1,255)	(1,075)	477	(236)
Non-GAAP Net Income	$23,925	$38,642	$91,279	$120,219

GAAP Diluted loss per share from continuing operations	$(0.22)	$(0.07)	$(0.36)	$(0.08)

Non-GAAP Diluted Income Per Share (2)	$0.29	$0.42	$1.06	$1.30

Weighted average shares used in computing Non-GAAP Diluted Income Per Share	82,598	92,097	85,729	92,695

(1) Adjusts tax expense to the Non-GAAP cash tax rate.

(2) Where adjustments resulted in Non-GAAP Net Income, shares used in computing diluted net income per share were adjusted to include dilutive common equivalent shares outstanding.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
GAAP Total Operating costs and expenses	$104,388	$108,614	$340,140	$346,697
Amortization of intangible assets	(19,189)	(20,158)	(57,789)	(58,178)
Restructuring and asset impairment charges	(218)	(2,722)	(1,757)	(8,404)
Equity-based compensation	(8,328)	(9,658)	(31,044)	(31,818)
Contested proxy election costs	—	—	(4,346)	—
Transaction, transition and integration expenses	—	(1,099)	—	(2,938)
Reduction of contingent consideration liability for Veveo acquisition	860	—	860	—
Non-GAAP Total COGS and OpEx	$77,513	$74,977	$246,064	$245,359

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
GAAP Cost of revenues, excluding amortization of intangible assets	$24,608	$23,437	$78,407	$81,973
Equity-based compensation	(1,074)	(1,520)	(3,909)	(4,294)
Transition and integration expenses	—	(96)	—	(96)
Non-GAAP COGS	$23,534	$21,821	$74,498	$77,583

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
GAAP Research and development expenses	$23,945	$25,369	$79,087	$79,859
Equity-based compensation	(1,928)	(1,719)	(6,932)	(7,533)
Transition and integration expenses	—	(282)	—	(457)
Non-GAAP Research and Development Expenses	$22,017	$23,368	$72,155	$71,869

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
GAAP Selling, general and administrative expenses	$32,148	$33,172	$110,002	$105,576
Equity-based compensation	(5,326)	(6,419)	(20,203)	(19,991)
Contested proxy election costs	—	—	(4,346)	—
Transaction, transition and integration expenses	—	(721)	—	(2,385)
Reduction of contingent consideration liability for Veveo acquisition	860	—	860	—
Non-GAAP Selling, General and Administrative Expenses	$27,682	$26,032	$86,313	$83,200